UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2015

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 Tomahawk Creek Parkway, Suite 340 Leawood, KS	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code: (913) 353-1000

1901 Olathe Boulevard, Kansas City, KS 66103

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2015, Linda Rhodes, V.M.D, Ph.D., provided Aratana Therapeutics, Inc. (the “Company”) with notice of her retirement as Chief Scientific Officer of the Company, effective May 15, 2016 (the “Retirement Date”), pursuant to Section 4.5.2 of her employment agreement, which was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K on March 10, 2014.  Dr. Rhodes will remain with the Company until her Retirement Date and will perform a variety of duties for the Company including transitioning her various responsibilities within the Company’s research and development (R&D) organization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: December 29, 2015	By:	/s/ Steven St. Peter

Steven St. Peter, M.D.
President and Chief Executive Officer